LEONARD E. NEILSON
                                 ATTORNEY AT LAW
                            8160 South Highland Drive
                                    Suite 209
                                Sandy, Utah 84093

Phone:  (801) 733-0800                                      Fax:  (801) 733-0808

                               September 17, 2001



Securities and Exchange Commission
Office of Document Control
450 Fifth Street N.W.
Washington, D.C. 20549

VIA:  EDGARLink

         Re:      Videolocity International, Inc.
                  File No.  33-2310-D
                  Form 10-QSB (for the period ended July 31, 2001)

To Whom It May Concern:

         Please find herewith transmitted by EDGARLink, the Form 10-QSB filed on behalf of Videolocity International, Inc. for the quarter ended July 31, 2001.

         Please   direct  all   correspondences   concerning   this  filing  and
Videolocity International, Inc. to this office.


                                                   Yours truly,



                                                   By: /s/ Leonard E. Neilson
                                                   --------------------------
                                                           Leonard E. Neilson

:ae
Attachments